INVESTOR PRESENTATION Q 2 2 0 2 4 M V B – F 1 : S U C C E S S L O V E S S P E E D

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2024, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

Driving on a Wet Track with the Caution Flag Out: Adapting to the Wet Track

MVB’s Strategy on a Page (SOAP) Trust Commitment TeamworkRespect, Love & Caring Adaptive Enterprise Risk Management Talent & Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success Victor Banking-as-a-Service Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Gaming Payments CoRe Strategic Lending

Victor Strategic Lending Partnerships Gaming Payments Payments Gaming Provide deposit funding sources for SLP Offers a key product to Gaming and Banking-as-a-Service clients to build our moat SaaS supporting Fintech clients and strategic partnerships with API and other technology Growth Vehicle(s) What is the Connection? Growth Vehicle(s) 1 2 3 Gaming Payments Banking-as-a- Service Banking-as-a- Service Key Connection Points Across the MVB Strategy 5

Source: Company documents and SEC Filings Q2 2024 Key Highlights • Three-year partnership renewal with Intuit Credit Karma • MVB names payments industry veteran Jeremy Kuiper as Fintech President • Exit of digital asset program account relationships during second quarter reduced EPS by $0.08 with strong funding and liquidity profile maintained • $455.5M of cash on the balance sheet, $665.8M of available borrowing capacity with the FHLB, off balance sheet deposits of $1,358.5M • Noninterest-Bearing Deposits as percentage of total deposits – 34.1% • Loan–to-deposit ratio of 76.5% • Noninterest expense declined 4.2%, or $1.3M • Book value per share and tangible book value increased 0.9% and 1.0%, to $22.94 and $22.70, respectively • Tangible common equity ratio of 8.9%, Community Bank Leverage Ratio of 10.7%, Total Risked-Based Capital Ratio of 15.4% 6

Payments: Money Movement of Any Kind Creating a Modern Platform of Capabilities

The Payments Market is Large and Growing Source: Raymond James 2023 U.S. Card Volume(1) $8.8 Trillion (1) Includes all volume on consumer and commercial credit, debit and pre-paid cards issued in the US by Mastercard and Visa (2) Includes debit and credit card volume on Visa, Mastercard, Amex, Discover and other open and closed loop networks (3) Includes debit and credit card volume on Visa and Mastercard networks in the U.S. in 2022 (4) Debit and credit card volume on Visa and Mastercard networks; historical average (2005-2022) 7

Key Players in the Payment Ecosystem Source: Raymond James 8

Capital Ratios MRQ Operating Data LTM Asset Quality Total Total TCE Lev. Effncy NII / NIB L/D NPAs / LLRs / Branches Assets Ratio Ratio ROAA ROATCE Ratio Op. Rev NIM Deposit Ratio Assets Loans Price Override Ticker Company Name City, ST (#) ($MM) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) 1 TBBK The Bancorp Wilmington, DE 1 7,916 10.3 10.9 2.96 27.9 37 23.7 5.15 86.0 79 1.88 0.50 2 CASH Pathward Financial Inc. Sioux Falls, SD 1 7,437 5.8 7.8 3.18 64.7 56 52.1 6.20 94.4 69 0.40 1.82 3 GDOT Green Dot Corp. Austin, TX 1 5,321 9.3 8.3 0.37 8.2 51 28.8 5.92 97.5 1 0.06 14.86 4 - Central Service Corp. Enid, OK 11 4,567 6.2 7.3 2.20 34.0 42 41.3 3.31 91.3 77 0.49 0.45 5 - University Financial Corp GBC Saint Paul, MN 5 2,330 11.7 10.7 0.35 3.1 89 26.9 4.49 63.3 72 0.29 1.35 6 - Sutton Bancshares Inc. Attica, OH 8 2,054 5.5 10.2 5.36 55.5 36 41.2 5.29 80.5 22 0.03 1.46 1 - Merrick Bank South Jordan, UT 1 5,985 19.7 20.9 2.54 13.2 30 3.1 17.04 14.8 103 2.35 19.13 2 ESQ Esquire Financial Holdings Inc Jericho, NY 1 1,654 12.5 12.4 2.57 20.0 50 1.6 6.03 33.5 86 0.67 1.43 3 FFBB FFB Bancorp Fresno, CA 1 1,395 9.9 14.3 2.31 23.1 53 2.3 5.15 62.7 77 0.51 1.13 1 - Cross River Bank Fort Lee, NJ 2 8,907 11.2 12.3 0.11 0.9 79 2.2 5.66 20.5 96 1.58 1.79 2 TFIN Triumph Financial Inc. Dallas, TX 63 5,575 10.7 13.0 0.31 3.8 87 1.1 7.25 39.3 94 1.09 0.91 3 CASS Cass Information Systems Saint Louis, MO 3 2,294 9.2 12.8 1.20 14.0 42 0.6 2.99 36.0 84 0.87 1.30 4 - Community FSB Holding Co. New York, NY 1 857 7.8 9.2 3.38 40.0 61 4.8 4.09 55.2 34 0.25 0.95 Median 1 4,567 9.9 10.9 2.31 20.0 51 4.8 5.29 62.7 77 0.51 1.35 National Median of Banks $2B-$10B 27 4,103 8.3 9.8 0.83 10.6 65 0.6 3.07 22.3 91 0.29 1.15 Select public & private banks with assets < $10.0bn that derive a significant portion of their revenue from payment related activities Acquiring Banks Issuer Banks Electronic / Fintech Payments Higher capital levels Higher profitability More Efficient / higher fee income Less B/S leverage (2) (3) Higher NIM driven by lower funding cost (1) (1) Operating Performance of Payments Banks 9

Select public banks with < $10bn in assets that derive a significant portion of their revenue from payment related activities Pricing data as of June 18, 2024 Price / Total 6/18/2024 Market Tang. Assets Price Cap. Book '24E '25E Price Override Ticker Company Name City, ST ($MM) ($) ($MM) (%) EPS EPS 1 TBBK The Bancorp Wilmington, DE 7,916 33.92 1,756 217 7.5 6.3 2 CASH Pathward Financial Inc. Sioux Falls, SD 7,437 53.19 1,344 328 8.2 7.9 3 GDOT Green Dot Corp. Austin, TX 5,321 9.10 484 106 6.0 5.2 1 ESQ Esquire Financial Holdings Inc Jericho, NY 1,654 45.52 355 182 9.2 8.3 2 FFBB FFB Bancorp Fresno, CA 1,395 89.50 284 205 - - 1 TFIN Triumph Financial Inc. Dallas, TX 5,575 77.60 1,801 318 NM 35.0 2 CASS Cass Information Systems Saint Louis, MO 2,294 40.90 558 267 17.4 13.5 Median 5,321 558 217 8.2 8.1 National Median of Banks $2B-$10B 4,103 336 101 10.2 9.0 Acquiring Banks Issuer Banks Electronic / Fintech Payments Trading Performance of Public Payments Banks 10

$13,034 $19,188 $17,174 $9,333 $15,465 2021 2022 2023 YTD Q2 2023 YTD Q2 2024 Growth of MVB Payment Vehicle Source: Company documents and SEC Filings. $128 $170 $331 $382 $0 $100 $200 $300 $400 $500 2021 2022 2023 2024 Average Payment Deposits ($ Millions) 55% CAGR Payment Transactions ($ Millions) 11 20% CAGR

Deposits

Source: Company documents and SEC Filings $1,267 $1,257 $1,339 $1,704 $1,899 $716 $1,120 $1,232 $1,197 $984 $295 $483 $724 $1,092 $1,358 2020 2021 2022 2023 2024 Total Interest-bearing deposits Total Noninterest-bearing deposits Off Balance Sheet $3,993 On Balance Sheet: NIB/Total Deposits 34%Deposits ($ Millions) Continued Growth of Deposit Base Off balance sheet deposits have grown substantially, including a 25% increase year-over- year from 2023 $4,241 $2,883 12 $2,278 $2,860 $3,295 19% CAGR

Deposit Composition Source of Deposits CoRe* 65% Fintech 35% Title (C) 5% Speciality (C) 6% Retail (C) 14% Commercial (C) 32% Public Funds (C) 8% Digital Assets (F) 2% Gaming (F) 10% Payments (F) 11% BaaS (F) 12% Deposits Breakdown – 06/30/2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. 13

$1,286 $6,394 $12,330 $15,722 $8,294 $9,211 2020 2021 2022 2023 YTD Q2 2023 YTD Q2 2024 172% CAGR Growth of Fintech Banking at MVB | 2020 – 2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. $829 $1,624 $1,855 $2,038 $2,448 2020 2021 2022 2023 2024 Gross Deposits ($ Millions) 36% CAGR Gross Fee Income ($ Thousands) 14

Asset Quality

Loan Portfolio Composition Portfolio by Industry Source: Company Documents. *3.0% of MVB’s total loans were non-owner-occupied office space. MVB’s CRE concentration as of 6/30/2024 was 231%. Commercial Business 33.2% Commercial Real Estate 30.8% Acquisition & Development 4.7% Home Equity 0.6% Residential 29.7% Consumer 1.0% Other 17.3% Office Space* 4.3% Commercial Construction 3.0% Healthcare 23.6% Auto 2.9% Multifamily 3.3% Residential 29.7% Government 3.4% Energy 2.3% Financial 4.0% Retail Space 6.2% Diversified Loan Portfolio 16

0.94% 0.95% 0.47% 0.36% 1.05% 0.94% 0.64% 0.48% 0.52% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2020 2021 2022 2023 2024 MVBF Peers Non-Performing Loans / Total Loans 0.14% 0.08% 0.36% 0.40% 0.19% 0.08% 0.04% 0.05% 0.29% 0.14% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2020 2021 2022 2023 2024 MVBF - Auto MVBF - Non-Auto MVBF - Total Peers NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2023 Proxy Statement. Peer data reflects the most recent data publicly available. 1.88% 1.05% 1.01% 0.95% 1.00% 0.76% 1.16% 1.04% 1.20% 1.47% 0.00% 0.50% 1.00% 1.50% 2.00% 2020 2021 2022 2023 2024 MVBF Peers ACL / Total Loans Consistent, Top Tier Assets Quality Through Cycles Auto loans accounted for .27%, .20%, and .03% of MVBF’s NCOs/Average Loans for 2022, 2023, and 2024, respectively. Increase in non- performing loans due to migration of a commercial construction loan in the multifamily space of $14.6M 17

Non-Performing Loans Source: Company Documents. All data as of December 31, 2023. By Loan Type ($ Thousands) Commercial NPLs – by Industry ($ Thousands) Multifamily $ 14,652 Government $ 264 Energy $ 1,316 Office $ 210 SBA Loans (various industries) $ 3,568 Other $ 330 Healthcare (SBA) $ 536 Consumer Auto $187 HELOC $79 Commercial $20,876 Acquisition & Development $639 Residential Mtg $1,318 Total Non-Performing Loans: $23.1M, 1.1% of total loans 18

Backer of Fintech

$- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 2022 2023 2024 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech • Realized gains of $2.5M since 2021 • Cash return of $2.75M since 2021 20

Capital Strength

9.8% 9.6% 8.3% 8.6% 8.9% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 2020 2021 2022 2023 2024 Tangible Common Equity / Tangible Assets (%) (1) 11.0% 11.6% 9.8% 10.5% 10.7% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2020 2021 2022 2023 2024 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position 15.8% 16.8% 13.4% 15.1% 15.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Total Risk-Based Capital (%) 22

Risk Management | Investments in Staffing and Capabilities (3-year trend) Teams 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 17 17 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 106 120 0 20 40 60 80 100 120 140 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Risk Management* BSA/AML (MVB)** BSA/AML (Co-sourced FTEs)** Consumer Compliance 35 120 24 Third Party Professional Services Spend: 2023 (Actual): $11.1M 2024 YTD: $6.8M 2024 (Forecasted): $11.3M 2025 (Forecasted): $2.4M

Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Significant investment in risk & compliance team • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis Caution Flags – Mitigating Risks 23

Our Awards & Accolades 25

Source: Company documents. Tangible Common Equity / Tangible Assets (%) (Dollars in thousands) 2018 2019 2020 2021 2022 2023 2024 Total equity attributable to parent $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 $ 289,342 $ 296,625 Total assets 1,750,969 1,944,114 2,331,476 2,792,449 3,068,860 3,313,882 3,288,004 Equity to assets 10.1% 10.9% 10.3% 8.7% 8.5% 8.7% 9.0% Goodwill $ 18,480 $ 19,630 $ 2,350 $ 3,988 $ 3,988 $ 2,838 $ 2,838 Intangibles 550 3,473 2,400 2,316 1,631 352 307 Total intangible assets $ 19,030 $ 23,103 $ 4,750 $ 6,304 $ 5,619 $ 3,190 $ 3,145 Total equity attributable to parent $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 $ 289,342 $ 296,625 Less: Preferred stock (7,834) (7,334) (7,334) -- -- -- -- Less: Total intangible assets (19,030) (23,103) (4,750) (6,304) (5,619) (3,190) (3,145) Total tangible common equity $ 149,909 $ 181,499 $ 227,399 $ 268,024 $ 255,465 $ 286,152 $ 293,480 Total assets $ 1,750,969 $ 1,944,114 $ 2,331,476 $ 2,792,449 $ 3,068,860 3,313,882 $ 3,288,004 Less: Total intangible assets (19,030) (23,103) (4,750) (6,304) (5,619) (3,190) (3,145) Total tangible assets $ 1,731,939 $ 1,921,011 $ 2,326,726 $ 2,786,145 $ 3,063,241 $ 3,310,692 $ 3,284,859 Tangible common equity to tangible assets 8.7% 9.5% 9.8% 9.6% 8.3% 8.6% 8.9% Appendix: Non-GAAP Reconciliation 26